EXHIBIT 10.6


                                 FIRST AMENDMENT

                           EMPLOYEE INVESTMENT PLAN OF
                               LEVI STRAUSS & CO.
                               ------------------


         WHEREAS, LEVI STRAUSS & CO. (the "Company") maintains the Employee Investment Plan of Levi Strauss & Co. (the "EIP"); and

         WHEREAS, pursuant to Section 18.1 of the EIP, the Board of Directors of the Company is authorized to amend the EIP at any time and for any reason; and

         WHEREAS, the Company desires to amend the EIP, effective as of the dates specified herein, to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), including clarifications and technical corrections under EGTRRA made pursuant to the Job Creation and Worker Assistance Act of 2002; and

         WHEREAS, the Company desires to amend the EIP, effective as of November 26, 2001, by waiving the active employment as of the last working day of the Plan Year requirement (for purposes of eligibility to receive any Company match) with respect to any employee who is laid-off by the Company;

         WHEREAS, the Company desires to amend the EIP, effective as of February 1, 2000, to conform the loan repayment requirements with the record-keeper's automated loan system;

         WHEREAS, by resolutions duly adopted on June 22, 2000, the Board of Directors of the Company authorized Philip A. Marineau, President and Chief Executive Officer, to take certain actions with respect to the EIP and to further delegate to certain officers of the Company the authority to take certain actions with respect to the EIP; and

         WHEREAS, on June 22, 2000, Philip A. Marineau delegated to any Senior Vice President, Human Resources, including Fred D. Paulenich, Senior Vice President of Worldwide Human Resources, the authority to take certain actions with respect to the EIP and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendment herein is within the delegated authority of Fred
D. Paulenich; and

         NOW THEREFORE, effective as of the dates specified herein, the EIP is hereby amended as follows:

1. Effective as of November 26, 2001, paragraph (b) of Section 5.1 of the EIP is hereby amended in its entirety to read as follows:

                           "(b) Employment  at  End  of   Accumulation   Period.
                                -----------------------------------------------
         Effective for Plan Years beginning on or after November 26, 2001 (including any pay period ending during such Plan Years), no Matching Contribution will be allocated on behalf of a Member during the applicable Accumulation Period unless he or she is an Employee as of the last working day of such Accumulation Period with respect to which his or her Member Contributions are eligible for a Matching Contribution; provided that such requirement of being an Employee as of the last working day of an Accumulation Period shall not apply in the event a Member retires or is laid off by the Company, as determined by the Administrative Committee, before such date or to the

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         extent  that   the  Board  of  Directors  waives  such  requirement  in
         accordance   with   the    exceptions    prescribed    under    section
         1.401(a)(4)-2(b)(4)(iii) of the Code."

2. Effective as of February 1, 2000, paragraph (d) of Section 10.2 of the EIP is hereby amended by replacing the "; or" appearing at the end of subparagraph (ii) with a period ("."), and by deleting all text appearing thereafter.

3. Effective for distributions from the EIP on or after January 1, 2002, paragraph (d) of Section 11.4 of the EIP is hereby amended by adding the following language to the end of the first paragraph therein (i.e., after the word "apply."):

         "In the case of a direct transfer of a Member's Post-Tax Account: (1) subparagraphs (v) and (vi) shall not apply, and (2) an eligible retirement plan described in subparagraphs (i) and (iv) must agree to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible."

4. Effective for Plan Years beginning on or after January 1, 2002, paragraph (h) of Section 19.1 of the EIP is hereby amended by replacing the all references to the phrase "separation from Service", which appear therein, with the phrase "severance from employment".

                                      * * *

         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this ______ day of ________________________, 2002.


                         LEVI STRAUSS & CO.


                         By:  _______________________________________________
                              Fred D. Paulenich
                              Senior Vice President of Worldwide Human Resources